EXHIBIT 10

NAVISTAR INTERNATIONAL CORPORATION AND CONSOLIDATED SUBSIDIARIES MATERIAL CONTRACTS

The following documents of Navistar International Corporation and its affiliates are incorporated herein by reference.

10.57
Indenture dated as of November 17, 2004, between Navistar Financial 2004-B Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 2004-B Owner Trust. Filed as Exhibit 4.2 to Navistar Financial 2004-B Owner Trust’s Form 8-K dated March 9, 2005. Commission File No. 333-67112-06.

10.58
Series 2005-1 Supplement to the Pooling and Servicing Agreement, dated as of February 28, 2005, among the Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee on behalf of the Series 2004-1 Certificate holders. Filed as Exhibit 4.1 to Navistar Financial Dealer Note Master Owner Trust’s Form 8-K dated March 4, 2005. Commission File No. 333-104639-01.

* Indicates a management contract or compensatory plan or arrangement required to be filed as an exhibit to this report pursuant to Item 14(c).

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